Exhibit No.: 4.8.1


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT, AND HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR STATE SECURITIES LAWS AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION, OR AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION, UNDER SAID ACT OR SUCH LAWS.




                                      FIRST
                            OPTION TO PURCHASE SHARES
                             OF THE COMMON STOCK OF

                                  CRYOCON, INC.
                             a Colorado corporation


EFFECTIVE DATE:   October 6, 2000


         This certifies that BOURNS, INC., a company incorporated under the laws of the state of California ("HOLDER"), or its transferees or assigns, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, is hereby granted an option to purchase from CRYOCON, INC., a Colorado corporation ("COMPANY"), Thirty-Thousand (30,000) fully paid and non-assessable shares of Company's common stock ("COMMON STOCK") at a price equal to $1.00 per share ("EXERCISE PRICE") at any time within the "Exercise Period" (as that term is defined in Section 1.1 hereof). This Option shall be exercisable upon delivery of proper written notice to Company at its principal place of business (or at such other location as Company may advise Holder in writing), surrender of this Option properly endorsed, and, as applicable, upon payment in cash or by check of the aggregate purchase price for the number of shares for which this Option is being exercised.

         This Option is being issued pursuant to that certain Loan Extension Agreement, of even date herewith ("Loan Agreement"), by and between Company and Holder, and is a material component of the consideration therefor. This Option is the "Option" referred to in section 4(f) of the Loan Agreement.

         This Option is subject to the following terms and conditions:

         1.       Option Exercise.
                  ---------------

                  1.1 Exercise Period. This Option may be exercised at the option of Holder for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder at any time during the three (3) year period following the Effective Date ("EXERCISE PERIOD").

                  1.2 Amount of Stock. Except as otherwise provided in Section 3 hereof, the maximum number of shares of Common Stock eligible to be purchased by Holder pursuant to this Option shall be 30,000 shares.

                  1.3 Procedure for Exercise. During the Exercise Period, Holder may exercise its option with respect to all or any part of the number of Common Stock by giving the Company written notice of intent to exercise. The notice of exercise shall specify the number of Common Stock as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon. In the event that Holder exercises the Option for less than the full amount of Common Stock, the remainder of Common Stock which has not been exercised shall remain subject to the Option during the Exercise Period. Upon receipt of proper notice and the full Exercise Price in cash by Company, a certificate for the shares of Common Stock so purchased, together with any other securities or property to which Holder is entitled upon such exercise, shall be delivered to Holder, or Holder's designee, by Company as soon as reasonably is possible thereafter. The stock certificate so delivered shall be in the denomination determined under this Option, and shall be registered in the name designated by Holder.

         2 Shares to Be Fully Paid; Reservation of Shares. Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Option will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all preemptive rights of any shareholder. Company further covenants and agrees that, from the Effective Date through the period within which the rights represented by this Option may be exercised, Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the rights evidenced by this Option, no less than a number of shares of authorized but unissued Common Stock, or other securities, when and as required to provide for the exercise of the rights represented by this Option. Company will take all reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that except as expressly set forth herein, Company shall not be required to effect a registration under Federal or any state securities laws with respect to such exercise. Company will not take any action which would result in the total number of shares of Common Stock issuable after such action upon exercise of all outstanding Options, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities and other equity purchase rights then outstanding, to exceed the total number of shares of Common Stock then authorized by Company's Articles of Incorporation ("COMPANY CHARTER").

         3. Adjustment. The terms of this Option shall be subject to adjustment from time to time upon the occurrence of any or all of the following events:

                  3.1 Stock  Splits  and  Dividends.  If  outstanding  shares of
Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of any preferred stock, then the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, then the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

                  3.2 Reclassification or Reorganization. In case there occurs any reclassification or change of the outstanding securities of Company or of any reorganization of Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Option) or any similar corporate reorganization on or after the date hereof, then and in each such case Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which Holder would have been entitled upon such consummation if Holder had exercised this Option immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section 3.

                  3.3 Adjustment Certificate. When any adjustment is required to be made pursuant to Sections 3.1 and 3.2 hereof, Company shall promptly mail to Holder a certificate setting forth: (i) the nature of the adjustment; and (ii) a brief statement of the facts requiring such adjustment.

         4. Right of First Refusal. In consideration of Company's concern that an untimely sale of the shares could negatively impact the capital value of the Company, Holder hereby grants to Company a right of first refusal to purchase any shares which have been issued to Holder pursuant to this Option. Holder shall give Company written notice of its intent to sell all or any part of the shares issued hereunder. Company shall have until 5:00 p.m., Pacific standard time, on the third (3) business day following receipt of such notice to give Holder written notice of its intent to exercise its right of first refusal hereunder. The price per share to be paid by Company to Holder shall be the closing price of the Common Stock of Company on the OTC Bulletin Board or such other primary exchange upon which the Common Stock is listed on the date of Holder's receipt of Company's written notice of exercise. In the event that the closing price on the date of exercise by Company is lower than the closing price on the date that written notice was given by Holder, Holder shall have the right to rescind the written notice of its intent to sell. The purchase of the shares from Holder must be consummated within ten (10) days of Holder's receipt of Company's written notice of exercise by delivery of the purchase price to Holder in the form of a cashier's check or wire transfer to an account designated by Holder. In the event that Holder intended to exercise this Option concurrently with a sale of the shares to be issued thereunder and Company has exercised its right of first refusal, Company shall pay to Holder the difference between the option price of the shares and the purchase price as calculated in this provision and this Option shall be deemed to have been exercised by Holder as to that number of shares.

         5. Taxes. The issuance of certificates for shares of Common Stock upon the exercise of the Option shall be made without charge to Holder of the Option for any issue tax in respect thereof; provided, however, that Holder shall be solely responsible for the payment of any and all taxes upon the exercise of this Option.

         6. Closing of Books. Prior to the termination of the Option, Company will at no time close its transfer books against the transfer of any Option or of any shares of Common Stock issued or issuable upon the exercise of any Option in any manner which interferes with the timely exercise of this Option.

         7. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Option shall be construed as conferring upon Holder hereof the right to vote or to consent or to receive notice as a shareholder of Company or any other matters or any rights whatsoever as a shareholder of Company. No dividends or interest shall be payable or accrued in respect of this Option or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Option shall have been exercised. No provisions hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the Exercise Price or as a shareholder of Company, whether such liability is asserted by Company or by its creditors.

         8. Restrictions on Transfer. Holder acknowledges that this Option and any Common Stock issued hereunder have NOT been registered under the Securities Act of 1933, as amended ("SECURITIES ACT"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Option or any Common Stock issued upon its exercise in the absence of: (i) an effective registration statement under the Act as to this Option or such Common Stock and registration or qualification of this Option or such Common Stock under any applicable Federal or state securities law then in effect; or (ii) an opinion of counsel, satisfactory to Company, that such registration and qualification are not required; provided, however, that Holder shall be able to transfer the Option and the Common Stock to "affiliates" (as that term is defined under the Securities Act). Each certificate or other instrument for Common Stock issued upon the exercise of this Option shall bear a legend substantially to the foregoing effect.

         9.       Registration Rights.
                  -------------------

                  9.1 Piggyback Registration. If the Company proposes to file a registration statement under the Act (a "Registration Statement") with respect to an offering by the Company for its own account, or an offering for the account of any stockholder of the Company or any group of such stockholders holding shares of common stock of the Company (the "Common Shares"), then the Company shall give written notice of such proposed filing to the Holder at least thirty (30) days before the anticipated filing date of the registration statement, and such notice shall describe the proposed registration and distribution and offer the Holder the opportunity to register the number of Common Shares it may request. Provided that the Company has received a written request from Holder to register a specified number of the Common Shares at least ten (10) days prior to filing of the registration statement, the Company shall use its reasonable efforts to cause the managing underwriter or underwriters of the proposed underwritten public offering (the "Company Underwriter") to permit the Holder to include such Common Shares in such offering on the same terms and conditions as the other securities included therein. If the Company Underwriter delivers a written opinion to the Holder stating that the total number of Common Shares which they, the Company and any other persons intend to include in such offering (the "Total Shares") is sufficiently large so as to prevent a successful offering of the Total Shares, then the number of Common Shares in excess of the number to be registered for sale by the Company to be offered for the account of Holder and such other persons or entities other than the Company shall be reduced pro rata to the extent necessary to reduce the Total Shares to the amount recommended by the Company Underwriter.

                  9.2      Registration Procedures

                           (a)  The   Company   shall   notify   Holder  of  the
effectiveness of a Registration Statement and shall furnish to Holder such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the prospectus contained therein (including each preliminary prospectus), any documents incorporated by reference in the Registration Statement and such other documents as Holder may reasonably request in order to facilitate its sale of the Common Shares in the manner described in the Registration Statement.

                           (b) The Company shall promptly  notify Holder of, and
confirm in writing, any request by the SEC for amendments or supplements to the Registration Statement or the prospectus related thereto or for additional information. In addition, the Company shall promptly notify Holder of, and confirm in writing, the filing of the Registration Statement, any prospectus supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any such Registration Statement or post-effective amendment.

                           (c) The Company shall promptly notify Holder,  at any
time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of Common Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

                           (d) The Company shall promptly  notify Holder of, and
confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company shall use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as practicable.

                  9.3 Black-out Period Following the effectiveness of the Registration Statement, the Holder agrees that it will not effect any sales of the Common Shares pursuant to the Registration Statement or any such filings at any time after it has received notice from the Company to suspend sales (i) as a result of the occurrence or existence of any Suspension Event, or (ii) so that the Company may correct or update the Registration Statement. The Holder may recommence effecting sales of the Common Shares pursuant to the Registration Statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company not later than five (5) business days after the conclusion of any such Suspension Event or the date the Company has corrected or updated the Registration Statement.

                  9.4 Indemnification by Company The Company agrees to indemnify the Holder and its officers, directors, employees, agents, representatives and affiliates, and each person or entity, if any, that controls Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with Holder, and any underwriter and any person who controls the underwriter within the meaning of the Securities Act (an "Indemnitee") against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable attorneys' fees, expenses and disbursements documented in writing), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as and to the extent that such statement or omission arose out of or was based upon information regarding the Indemnitee or its plan of distribution which was furnished to the Company in writing by the Indemnitee for use therein, provided, further that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Common Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company in writing for use in connection with the Registration Statement or the prospectus contained therein by such Indemnitee or (ii) such Indemnitee's failure to send or give a copy of the final prospectus furnished to it by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus. The obligations of the Company under this Section 8.4 shall survive the completion of any offering of Common Shares pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

                  9.5 Expenses The Company shall bear all expenses incurred by it in connection with any Registration Statement filed pursuant to this Section 9, except that the Holder shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of the Common Stock and for all legal, accounting and other expenses incurred by the Holder in connection with the Registration Statement.

         10. Change in Control. In the event of a Change in Control, the rights of Holder to purchase stock pursuant to this Option shall immediately accelerate and this Option, at Holder's option, shall automatically be deemed to be exercised in full pursuant to provisions of Section 1 hereof, without any further action on behalf of Holder other than payment in full of the Unpaid Obligation, immediately prior to the effective time of any such Change in Control. For the purposes of this Agreement, a "Change in Control" shall mean:
(i) the sale, transfer or other disposition of all or substantially all of the assets of Company; (ii) the merger or consolidation of Company with any other person (other than a wholly-owned subsidiary of Company) unless Company's shareholders of record immediately prior to such transaction will immediately after such transaction hold at least fifty percent (50%) of the voting power of Company; or (iii) the acquisition in one or more transactions of any voting securities of Company by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the then outstanding voting securities of Company; provided, however, that the acquisition by Company or any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by Company, of Beneficial Ownership of more than fifty percent (50%) of the then outstanding voting securities of Company shall not constitute a Change in Control.

         11. Rights and Obligations Survive Exercise of Option. The rights and obligations of Company and Holder under this Option, and of the owner of shares of Common Stock issued upon exercise of this Option, shall survive the exercise of this Option.

         12. Representations and Covenants of Holder. This Option has been entered into by Company in reliance upon the following representations and covenants of Holder:

                  12.1 Purchase Entirely for Own Account. The securities to be acquired by Holder will be acquired for investment for Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. Holder has not been formed for the specific purpose of acquiring any of the securities.

                  12.2 Knowledge. Holder is aware of Company's business affairs and financial condition and has acquired sufficient information about Company to reach an informed and knowledgeable decision to acquire the securities.

                  12.3 Restricted Securities. Holder understands that the securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Holder's representations as expressed herein. Holder understands that the securities are "restricted securities" under applicable Federal and state securities laws and that, pursuant to these laws, Holder must hold the securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.

Holder acknowledges that Company has no obligation to register or qualify the securities for resale. Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the securities, and on requirements relating to Company which are outside of Holder's control, and which Company is under no obligation and may not be able to satisfy.

                  12.4 Legends. Holder understands that the securities, and any securities issued in respect thereof or exchange therefor, may bear the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT, AND HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR STATE SECURITIES LAWS AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION, OR AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION, UNDER SAID ACT OR SUCH LAWS.


         13. Modification and Waiver. This Option and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         14. Notices. Any notice, request, or other document required or permitted to be given or delivered to Holder or Company shall be delivered or shall be sent by an established overnight service provider (e.g., Federal Express), or registered or certified mail, postage prepaid, to Holder at its address on the books of the Company and to Company at its principal corporate office.

         15. Binding Effect on Successors. This Option shall be binding upon any corporation succeeding Company by merger, consolidation or acquisition of all or substantially all of Company's assets. All of the obligations of Company relating to the Common Stock issuable upon the exercise of this Option shall survive the exercise and termination of this Option. All of the covenants and agreements of Company shall inure to the benefit of the permitted successors and assigns of Holder.

         16. Descriptive Headings and Governing Law. The description headings of the several sections and paragraphs of this Option are inserted for convenience only and do not constitute a part of this Option. This Option shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the STATE OF COLORADO, without giving effect to principles of conflicts of laws.

         17. Lost Option. Company represents and Warrants to Holder hereof that upon receipt of evidence reasonably satisfactory to Company of the loss, theft, destruction, or mutilation of this Option and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to Company, or in the case of any such mutilation upon surrender and cancellation of such Option, Company, at its expense, will make and deliver a new Option, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Option.

         18. Fractional Shares. No fractional shares shall be issued upon exercise of this Option. Company shall, in lieu of issuing any fractional share, pay Holder a sum in cash equal to the same fraction of the then current fair market value of a full share of Common Stock.








                        [SIGNATURES FOLLOW ON NEXT PAGE]

         IN WITNESS WHEREOF, Company has caused this Option to be duly executed by its authorized officer.

                                        ("COMPANY")
                                          -------

                                        CRYOCON, INC.
                                        a Colorado corporation


                                        By:     /s/
                                           -----------------------------------
                                        Name     Robert W. Brunson
                                        Its:     President



                                        By:     /s/
                                           -----------------------------------
                                        Name:    James M. Retallick
                                        Its:     VP, Corporate Counsel


ACKNOWLEDGMENT:

("HOLDER")
  ------

BOURNS, INC.
a California corporation

By:     /s/
   -----------------------------------

Name:   Jim Booth
Its:    President

Exhibit No.: 4.8.2




THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT, AND HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR STATE SECURITIES LAWS AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION, OR AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION, UNDER SAID ACT OR SUCH LAWS.




                                     SECOND
                            OPTION TO PURCHASE SHARES
                             OF THE COMMON STOCK OF

                                  CRYOCON, INC.
                             a Colorado corporation


EFFECTIVE DATE:   December 15, 2000


         This certifies that BOURNS, INC., a company incorporated under the laws of the state of California ("HOLDER"), or its transferees or assigns, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, is hereby granted an option to purchase from CRYOCON, INC., a Colorado corporation ("COMPANY"), Thirty-Thousand (30,000) fully paid and non-assessable shares of Company's common stock ("COMMON STOCK") at a price equal to $1.00 per share ("EXERCISE PRICE") at any time within the "Exercise Period" (as that term is defined in Section 1.1 hereof). This Option shall be exercisable upon delivery of proper written notice to Company at its principal place of business (or at such other location as Company may advise Holder in writing), surrender of this Option properly endorsed, and, as applicable, upon payment in cash or by check of the aggregate purchase price for the number of shares for which this Option is being exercised.

         This Option is being issued pursuant to that certain Loan Extension Agreement, of even date herewith ("Loan Agreement"), by and between Company and Holder, and is a material component of the consideration therefor. This Option is the "Option" referred to in section 4(f) of the Loan Agreement.

         This Option is subject to the following terms and conditions:

         1.       Option Exercise.
                  ---------------

                  1.1 Exercise Period. This Option may be exercised at the option of Holder for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder at any time during the three (3) year period following the Effective Date ("EXERCISE PERIOD").

                  1.2 Amount of Stock. Except as otherwise provided in Section 3 hereof, the maximum number of shares of Common Stock eligible to be purchased by Holder pursuant to this Option shall be 30,000 shares.

                  1.3 Procedure for Exercise. During the Exercise Period, Holder may exercise its option with respect to all or any part of the number of Common Stock by giving the Company written notice of intent to exercise. The notice of exercise shall specify the number of Common Stock as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon. In the event that Holder exercises the Option for less than the full amount of Common Stock, the remainder of Common Stock which has not been exercised shall remain subject to the Option during the Exercise Period. Upon receipt of proper notice and the full Exercise Price in cash by Company, a certificate for the shares of Common Stock so purchased, together with any other securities or property to which Holder is entitled upon such exercise, shall be delivered to Holder, or Holder's designee, by Company as soon as reasonably is possible thereafter. The stock certificate so delivered shall be in the denomination determined under this Option, and shall be registered in the name designated by Holder.

         2 Shares to Be Fully Paid; Reservation of Shares. Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Option will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all preemptive rights of any shareholder. Company further covenants and agrees that, from the Effective Date through the period within which the rights represented by this Option may be exercised, Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the rights evidenced by this Option, no less than a number of shares of authorized but unissued Common Stock, or other securities, when and as required to provide for the exercise of the rights represented by this Option. Company will take all reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that except as expressly set forth herein, Company shall not be required to effect a registration under Federal or any state securities laws with respect to such exercise. Company will not take any action which would result in the total number of shares of Common Stock issuable after such action upon exercise of all outstanding Options, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities and other equity purchase rights then outstanding, to exceed the total number of shares of Common Stock then authorized by Company's Articles of Incorporation ("COMPANY CHARTER").

         3. Adjustment. The terms of this Option shall be subject to adjustment from time to time upon the occurrence of any or all of the following events:

                  3.1 Stock  Splits  and  Dividends.  If  outstanding  shares of
Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of any preferred stock, then the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, then the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

                  3.2 Reclassification or Reorganization. In case there occurs any reclassification or change of the outstanding securities of Company or of any reorganization of Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Option) or any similar corporate reorganization on or after the date hereof, then and in each such case Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which Holder would have been entitled upon such consummation if Holder had exercised this Option immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section 3.

                  3.3 Adjustment Certificate. When any adjustment is required to be made pursuant to Sections 3.1 and 3.2 hereof, Company shall promptly mail to Holder a certificate setting forth: (i) the nature of the adjustment; and (ii) a brief statement of the facts requiring such adjustment.

         4. Right of First Refusal. In consideration of Company's concern that an untimely sale of the shares could negatively impact the capital value of the Company, Holder hereby grants to Company a right of first refusal to purchase any shares which have been issued to Holder pursuant to this Option. Holder shall give Company written notice of its intent to sell all or any part of the shares issued hereunder. Company shall have until 5:00 p.m., Pacific standard time, on the third (3) business day following receipt of such notice to give Holder written notice of its intent to exercise its right of first refusal hereunder. The price per share to be paid by Company to Holder shall be the closing price of the Common Stock of Company on the OTC Bulletin Board or such other primary exchange upon which the Common Stock is listed on the date of Holder's receipt of Company's written notice of exercise. In the event that the closing price on the date of exercise by Company is lower than the closing price on the date that written notice was given by Holder, Holder shall have the right to rescind the written notice of its intent to sell. The purchase of the shares from Holder must be consummated within ten (10) days of Holder's receipt of Company's written notice of exercise by delivery of the purchase price to Holder in the form of a cashier's check or wire transfer to an account designated by Holder. In the event that Holder intended to exercise this Option concurrently with a sale of the shares to be issued thereunder and Company has exercised its right of first refusal, Company shall pay to Holder the difference between the option price of the shares and the purchase price as calculated in this provision and this Option shall be deemed to have been exercised by Holder as to that number of shares.

         5. Taxes. The issuance of certificates for shares of Common Stock upon the exercise of the Option shall be made without charge to Holder of the Option for any issue tax in respect thereof; provided, however, that Holder shall be solely responsible for the payment of any and all taxes upon the exercise of this Option.

         6. Closing of Books. Prior to the termination of the Option, Company will at no time close its transfer books against the transfer of any Option or of any shares of Common Stock issued or issuable upon the exercise of any Option in any manner which interferes with the timely exercise of this Option.

         7. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Option shall be construed as conferring upon Holder hereof the right to vote or to consent or to receive notice as a shareholder of Company or any other matters or any rights whatsoever as a shareholder of Company. No dividends or interest shall be payable or accrued in respect of this Option or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Option shall have been exercised. No provisions hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the Exercise Price or as a shareholder of Company, whether such liability is asserted by Company or by its creditors.

         8. Restrictions on Transfer. Holder acknowledges that this Option and any Common Stock issued hereunder have NOT been registered under the Securities Act of 1933, as amended ("SECURITIES ACT"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Option or any Common Stock issued upon its exercise in the absence of: (i) an effective registration statement under the Act as to this Option or such Common Stock and registration or qualification of this Option or such Common Stock under any applicable Federal or state securities law then in effect; or (ii) an opinion of counsel, satisfactory to Company, that such registration and qualification are not required; provided, however, that Holder shall be able to transfer the Option and the Common Stock to "affiliates" (as that term is defined under the Securities Act). Each certificate or other instrument for Common Stock issued upon the exercise of this Option shall bear a legend substantially to the foregoing effect.

         9.       Registration Rights.
                  -------------------

                  9.1 Piggyback Registration. If the Company proposes to file a registration statement under the Act (a "Registration Statement") with respect to an offering by the Company for its own account, or an offering for the account of any stockholder of the Company or any group of such stockholders holding shares of common stock of the Company (the "Common Shares"), then the Company shall give written notice of such proposed filing to the Holder at least thirty (30) days before the anticipated filing date of the registration statement, and such notice shall describe the proposed registration and distribution and offer the Holder the opportunity to register the number of Common Shares it may request. Provided that the Company has received a written request from Holder to register a specified number of the Common Shares at least ten (10) days prior to filing of the registration statement, the Company shall use its reasonable efforts to cause the managing underwriter or underwriters of the proposed underwritten public offering (the "Company Underwriter") to permit the Holder to include such Common Shares in such offering on the same terms and conditions as the other securities included therein. If the Company Underwriter delivers a written opinion to the Holder stating that the total number of Common Shares which they, the Company and any other persons intend to include in such offering (the "Total Shares") is sufficiently large so as to prevent a successful offering of the Total Shares, then the number of Common Shares in excess of the number to be registered for sale by the Company to be offered for the account of Holder and such other persons or entities other than the Company shall be reduced pro rata to the extent necessary to reduce the Total Shares to the amount recommended by the Company Underwriter.

                  9.2      Registration Procedures

                           (a)  The   Company   shall   notify   Holder  of  the
effectiveness of a Registration Statement and shall furnish to Holder such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the prospectus contained therein (including each preliminary prospectus), any documents incorporated by reference in the Registration Statement and such other documents as Holder may reasonably request in order to facilitate its sale of the Common Shares in the manner described in the Registration Statement.

                           (b) The Company shall promptly  notify Holder of, and
confirm in writing, any request by the SEC for amendments or supplements to the Registration Statement or the prospectus related thereto or for additional information. In addition, the Company shall promptly notify Holder of, and confirm in writing, the filing of the Registration Statement, any prospectus supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any such Registration Statement or post-effective amendment.

                           (c) The Company shall promptly notify Holder,  at any
time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of Common Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

                           (d) The Company shall promptly  notify Holder of, and
confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company shall use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as practicable.

                  9.3 Black-out Period Following the effectiveness of the Registration Statement, the Holder agrees that it will not effect any sales of the Common Shares pursuant to the Registration Statement or any such filings at any time after it has received notice from the Company to suspend sales (i) as a result of the occurrence or existence of any Suspension Event, or (ii) so that the Company may correct or update the Registration Statement. The Holder may recommence effecting sales of the Common Shares pursuant to the Registration Statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company not later than five (5) business days after the conclusion of any such Suspension Event or the date the Company has corrected or updated the Registration Statement.

                  9.4 Indemnification by Company The Company agrees to indemnify the Holder and its officers, directors, employees, agents, representatives and affiliates, and each person or entity, if any, that controls Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with Holder, and any underwriter and any person who controls the underwriter within the meaning of the Securities Act (an "Indemnitee") against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable attorneys' fees, expenses and disbursements documented in writing), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as and to the extent that such statement or omission arose out of or was based upon information regarding the Indemnitee or its plan of distribution which was furnished to the Company in writing by the Indemnitee for use therein, provided, further that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Common Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company in writing for use in connection with the Registration Statement or the prospectus contained therein by such Indemnitee or (ii) such Indemnitee's failure to send or give a copy of the final prospectus furnished to it by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus. The obligations of the Company under this Section 8.4 shall survive the completion of any offering of Common Shares pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

                  9.5 Expenses The Company shall bear all expenses incurred by it in connection with any Registration Statement filed pursuant to this Section 9, except that the Holder shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of the Common Stock and for all legal, accounting and other expenses incurred by the Holder in connection with the Registration Statement.

         10. Change in Control. In the event of a Change in Control, the rights of Holder to purchase stock pursuant to this Option shall immediately accelerate and this Option, at Holder's option, shall automatically be deemed to be exercised in full pursuant to provisions of Section 1 hereof, without any further action on behalf of Holder other than payment in full of the Unpaid Obligation, immediately prior to the effective time of any such Change in Control. For the purposes of this Agreement, a "Change in Control" shall mean:
(i) the sale, transfer or other disposition of all or substantially all of the assets of Company; (ii) the merger or consolidation of Company with any other person (other than a wholly-owned subsidiary of Company) unless Company's shareholders of record immediately prior to such transaction will immediately after such transaction hold at least fifty percent (50%) of the voting power of Company; or (iii) the acquisition in one or more transactions of any voting securities of Company by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the then outstanding voting securities of Company; provided, however, that the acquisition by Company or any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by Company, of Beneficial Ownership of more than fifty percent (50%) of the then outstanding voting securities of Company shall not constitute a Change in Control.

         11. Rights and Obligations Survive Exercise of Option. The rights and obligations of Company and Holder under this Option, and of the owner of shares of Common Stock issued upon exercise of this Option, shall survive the exercise of this Option.

         12. Representations and Covenants of Holder. This Option has been entered into by Company in reliance upon the following representations and covenants of Holder:

                  12.1 Purchase Entirely for Own Account. The securities to be acquired by Holder will be acquired for investment for Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. Holder has not been formed for the specific purpose of acquiring any of the securities.

                  12.2 Knowledge. Holder is aware of Company's business affairs and financial condition and has acquired sufficient information about Company to reach an informed and knowledgeable decision to acquire the securities.

                  12.3 Restricted Securities. Holder understands that the securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Holder's representations as expressed herein. Holder understands that the securities are "restricted securities" under applicable Federal and state securities laws and that, pursuant to these laws, Holder must hold the securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Holder acknowledges that Company has no obligation to register or qualify the securities for resale. Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the securities, and on requirements relating to Company which are outside of Holder's control, and which Company is under no obligation and may not be able to satisfy.

                  12.4 Legends. Holder understands that the securities, and any securities issued in respect thereof or exchange therefor, may bear the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT, AND HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR STATE SECURITIES LAWS AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION, OR AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION, UNDER SAID ACT OR SUCH LAWS.


         13. Modification and Waiver. This Option and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         14. Notices. Any notice, request, or other document required or permitted to be given or delivered to Holder or Company shall be delivered or shall be sent by an established overnight service provider (e.g., Federal Express), or registered or certified mail, postage prepaid, to Holder at its address on the books of the Company and to Company at its principal corporate office.

         15. Binding Effect on Successors. This Option shall be binding upon any corporation succeeding Company by merger, consolidation or acquisition of all or substantially all of Company's assets. All of the obligations of Company relating to the Common Stock issuable upon the exercise of this Option shall survive the exercise and termination of this Option. All of the covenants and agreements of Company shall inure to the benefit of the permitted successors and assigns of Holder.

         16. Descriptive Headings and Governing Law. The description headings of the several sections and paragraphs of this Option are inserted for convenience only and do not constitute a part of this Option. This Option shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the STATE OF COLORADO, without giving effect to principles of conflicts of laws.

         17. Lost Option. Company represents and Warrants to Holder hereof that upon receipt of evidence reasonably satisfactory to Company of the loss, theft, destruction, or mutilation of this Option and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to Company, or in the case of any such mutilation upon surrender and cancellation of such Option, Company, at its expense, will make and deliver a new Option, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Option.

         18. Fractional Shares. No fractional shares shall be issued upon exercise of this Option. Company shall, in lieu of issuing any fractional share, pay Holder a sum in cash equal to the same fraction of the then current fair market value of a full share of Common Stock.








                        [SIGNATURES FOLLOW ON NEXT PAGE]

         IN WITNESS WHEREOF, Company has caused this Option to be duly executed by its authorized officer.

                                        ("COMPANY")
                                          -------

                                        CRYOCON, INC.
                                        a Colorado corporation


                                        By:     /s/
                                           -----------------------------------
                                        Name     Robert W. Brunson
                                        Its:     President



                                        By:     /s/
                                           -----------------------------------
                                        Name:    James M. Retallick
                                        Its:     VP, Corporate Counsel


ACKNOWLEDGMENT:

("HOLDER")
  ------

BOURNS, INC.
a California corporation

By:     /s/
   -----------------------------------

Name:   Jim Booth
Its:    President